UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 21, 2008

QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-13801	95-2888568
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

18111 Von Karman, Suite 600
Irvine, California 92612
(Address of Principal Executive Offices)

(949) 255-2600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On August 21, 2008, Mr. Sheldon Razin, a director of Quality Systems, Inc., resigned from its Nominating Committee.  Mr. Razin had previously served as Chairman of the Nominating Committee.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2008
QUALITY SYSTEMS, INC.

By:	/s/ Patrick Cline

Patrick Cline
President, NextGen Healthcare Information Systems Division